UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2007



                        Franklin Street Properties Corp.
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             (Exact name of registrant as specified in its charter)


            Maryland                  001-32470               04-3578653
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  (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)             File Number)        Identification No.)


     401 Edgewater Place, Suite 200, Wakefield,
                    Massachusetts                             01880-6210
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      (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On October 19, 2007, Franklin Street Properties Corp. (the "Company"), certain wholly-owned subsidiaries of the Company, RBS Citizens, National Association ("Citizens"), Bank of America, N.A., Chevy Chase Bank, F.S.B. and Wachovia Bank, National Association (with Citizens, the "Lenders") further amended and restated the Second Amended and Restated Loan Agreement dated August 16, 2005 (as further amended and restated, the "Loan Agreement") to provide for a $250,000,000 (the "Loan Amount") revolving line of credit facility intended to be used for property acquisitions, renovations, expansions, tenant improvement costs, equity and/or debt investments associated with Sponsored REITs (as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 2006), for general corporate purposes, and to pay costs and expenses incidental to closing loans under the Loan Agreement. The Loan Amount represents an increase of $100,000,000 over the $150,000,000 revolving line of credit facility that was previously in place pursuant to the Second Amended and Restated Loan Agreement dated August 16, 2005. Pursuant to the terms of the Loan Agreement, the Company is permitted to borrow funds from the Lenders up to the Loan Amount, with a $25,000,000 sublimit for letters of credit. Borrowings made under the Loan Agreement bear interest at a rate based either on Citizens' prime rate or on a LIBOR rate, as determined by the Company at the time of borrowing. Loans outstanding under the Loan Agreement may be prepaid at any time in whole or in part without premium or penalty, with limited exceptions. The Loan Agreement contains customary representations and warranties, as well as customary events of default and affirmative covenants. In addition, there are customary negative covenants, including financial covenants and covenants relating to liens, investments, indebtedness, fundamental changes, dispositions, and dividends and distributions. The Loan Agreement terminates and any outstanding loans under it mature on August 11, 2011.

      The Loan Agreement is attached to this Current Report on Form 8-K as
Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of the Loan Agreement is qualified in its entirety by the complete text of the Loan Agreement filed herewith.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      The information contained above under Item 1.01 is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of businesses acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Shell company transactions.

            Not applicable.

      (d)   Exhibits.

            See Exhibit Index attached hereto.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FRANKLIN STREET PROPERTIES CORP.

Date:  October 22, 2007              By:  /s/ George J. Carter
                                          --------------------------------------
                                          George J. Carter
                                          President and Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

10.1 Third Amended and Restated Loan Agreement, dated as of October 19, 2007, by and among Franklin Street Properties Corp., certain of its wholly-owned subsidiaries, RBS Citizens, National Association, Bank of America, N.A., Chevy Chase Bank, F.S.B., Wachovia Bank, National Association and other lenders which may become parties thereto from time to time.


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